Exhibit 10.1
AMENDED AND RESTATED
DEALER EXCLUSIVITY AGREEMENT
          This AMENDED AND RESTATED DEALER EXCLUSIVITY AGREEMENT (this “Agreement”) is dated as of January 30, 2009, by and among Thor Industries, Inc., a Delaware corporation (“Thor”), FreedomRoads Holding Company, LLC, a Minnesota limited liability company (“Holdings”), FreedomRoads, LLC, a Minnesota limited liability company (“FreedomRoads”) and each of the other FR Entities (as defined below) listed on the signature pages hereto.
RECITALS
          A. Thor, Holdings, FreedomRoads and each of the other FR Entities entered into an Exclusivity Agreement dated January 15, 2009 (the “Original Agreement”).
          B The Stephen Adams Living Trust (the “Trust”) is the owner of approximately 90% of the membership interests in Holdings. Stephen Adams (“Adams”) is the trustee of the Trust.
          C On January 15, 2009, Thor lent to Adams and the Trust, as co-borrowers (the “Borrowers”), the principal amount of $10 million pursuant to that certain Credit Agreement, dated as of January 15, 2009 (as amended or otherwise modified in accordance with the provisions thereof, the “First Credit Agreement”), the proceeds of which Adams and the Trust have agreed to contribute to Holdings as equity to be used solely to pay down floor plan debt of FR Entities, in accordance with the terms of the First Credit Agreement (together with any refinancing or replacement thereof, the “First Loan”).
          D On the date hereof, Thor is lending to the Borrowers, the additional principal amount of $10 million pursuant to that certain Credit Agreement, dated as of January 30, 2009 (as amended or otherwise modified in accordance with the provisions thereof, the “Second Credit Agreement” and together with the First Credit Agreement, the “Credit Agreements”), the proceeds of which Adams and the Trust have agreed to (i) purchase new Thor Products (as defined below) or (ii) contribute to Holdings as equity to be used solely to pay down floor plan debt of FR Entities, in accordance with the terms of the Second Credit Agreement (together with any refinancing or replacement thereof, the “Second Loan” and together with the First Loan the “Loans”).
          F. In partial consideration of the Loans, the Borrowers have caused Holdings and FreedomRoads to enter into this Agreement to govern the purchase of Thor Products by the FR Entities.

AGREEMENT
          NOW, THEREFORE, in consideration of the premises, and the mutual promises and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.1 Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth below:
          “Affiliate” means any Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of the definition of Affiliate, “control” means the possession, directly or indirectly, of the power to direct, or to cause the direction of, the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.
          “FR Dealerships” means the dealerships, stores and other locations that sell RV Products, in each case which are owned or controlled by Holdings, FreedomRoads, Adams, the Trust and/or any of their respective Affiliates.
          “FR Entity” means each Person or Persons that owns an FR Dealership.
          “Organizational Documents” means, the articles or certificate of incorporation, charter, bylaws, articles or certificate of formation, articles or certificate of organization, operating agreement, certificate of limited partnership, partnership agreement, memorandum of association, trust instrument and all other similar documents, instruments and certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.
          “Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other similar organization or entity.
          “Rental Inventory” means RV Products held in inventory by FR Entities for rental by FR Entities in the ordinary course of business.
          “RV Products” means recreation vehicles of any type or class, including, without limitation, Class A, Class B, Class C, fifth wheels, folding trailers, park models, travel trailers, truck campers and van conversions.
          “Thor Products” means RV Products produced and marketed by Thor and its subsidiaries from time to time.

ARTICLE II
TERM; TERMINATION
          Section 2.1 Term. This Agreement shall be effective as of the date of the Original Agreement and shall remain in full force and effect unless terminated in accordance with Section 2.2 (the “Term”).
          Section 2.2 Termination. This Agreement shall terminate as follows:
               (a) By Thor, for any reason, with sixty (60) days written notice to Holdings;
               (b) Upon the written mutual consent of the parties;
               (c) Upon the payment in full to Thor of the entire principal amount of each of the Loans, together with accrued and unpaid interest thereon and other amounts with respect thereto;
               (d) By Thor if any FR Entity has failed to perform, keep or observe any material obligation, provision, representation, warranty or condition contained herein and such failure has not been cured (if it is capable of being cured) within thirty (30) days of written notice thereof by Thor; or
               (e) By Thor if any FR Entity at any time fails to make any payment when due under the terms of this Agreement.
Holdings, FreedomRoads and the other FR Entities acknowledge that pursuant to the terms of the Credit Agreements, the maturity date of the First Loan is January 15, 2014 and the maturity date for the Second Loan is January 29, 2010, and that it is possible that, with the consent of Thor, the maturity date could be extended or the Loans could be replaced or refinanced. Holdings, FreedomRoads and the other FR Entities acknowledge that they do not control the timing of payments under the Loans and consequently, unless the Loans are prepaid or this Agreement is sooner terminated, the Term of this Agreement will be at least five years (and potentially longer if the parties to the Credit Agreements extend the maturity date of the Loans or replace or refinance the Loans).
          Section 2.3 Effect of Termination. The parties agree that upon termination of this Agreement, this Agreement shall be of no further force and effect, provided that:
               (a) Liabilities and obligations of any party arising from any act, omission, default, breach, violation or occurrence prior to termination shall remain with such party.
               (b) The parties’ rights and obligations under Section 4.1, Section 4.2, Article VI and this Article II shall survive the termination of this Agreement and remain in full force and effect.

ARTICLE III
SALE AND PURCHASE OF RECREATION VEHICLES
          Section 3.1 Exclusivity. As promptly as practicable after the date of the Original Agreement, Holdings, FreedomRoads and each other FR Entity shall, and Holdings and FreedomRoads shall cause each other FR Entity to, transition all purchases of new RV Products whereby the FR Entities will exclusively purchase new RV Products from Thor and its subsidiaries on and subject to the terms and conditions set forth in this Agreement.
               (a) During the first 12 months of the Term, not less than 80% of all new RV Products (by dollar amount) purchased by the FR Entities (in the aggregate) shall be Thor Products. During months 13 through 24 of the Term, not less than 85% of all new RV Products (by dollar amount) purchased by the FR Entities (in the aggregate) shall be Thor Products. Commencing with month 25 of the Term and continuing through the end of the Term, not less than 90% of all new RV Products (by dollar amount) purchased by the FR Entities (in the aggregate) in any 12 month period shall be Thor Products. The foregoing percentage requirements shall not be applicable to the RV Products purchased from a Person other than Thor and/or its subsidiaries in accordance with Section 3.1(b) below.
               (b) Notwithstanding anything to the contrary set forth in Section 3.1(a), FR Entities shall have the right to purchase RV Products from a Person other than Thor and its subsidiaries to the extent either (i) Thor and its subsidiaries do not then produce an RV Product for a specific market (“Non-Covered Products”) that an FR Entity wishes to purchase or (ii) Holdings makes a request in writing to Thor to purchase Thor Products and either (x) Thor acknowledges in writing to Holdings that Thor and its subsidiaries (in the aggregate) are unable or unwilling to supply a sufficient number of Thor Products in a timely manner to satisfy market demand at specific FR Dealerships or (y) Thor does not affirmatively agree to fulfill such request within fifteen (15) days of receipt of such request. Consistent with the exception to exclusivity contained in the foregoing clause (ii), nothing in this Agreement shall obligate any particular Thor subsidiary to sell Thor Products to FR Entities. The list of Non-Covered Products as of the date hereof shall be as set forth on Schedule A, which the parties shall mutually agree upon within ten (10) business days following the date of the Original Agreement and which shall be updated from time to time by mutual consent of the parties.
               (c) Notwithstanding anything to the contrary set forth in Section 3.1(a), FR Entities shall have no obligation to purchase Thor Products for Rental Inventory of the FR Entities until January 1, 2010, at which time the exclusivity provisions set forth in Section 3.1(a) shall then apply to such Rental Inventory, unless Thor elects in writing, by written notice to Holdings no later than July 1, 2009, to exclude such Rental Inventory from such exclusivity provisions.
          Section 3.2 Most Favored Nation. During the Term, Thor shall provide FR Entities with pricing levels and other incentives and benefits that Thor and its subsidiaries offer to Thor dealers on a national, state or regional basis, including, without limitation, rebates, marketing assistance and aged inventory assistance, on terms no less favorable than provided by Thor and its subsidiaries to such dealers.

          Section 3.3 Other Sale Terms. Any sales of Thor Products to FR Entities shall be pursuant to agreements, purchase orders or other arrangements entered into by FR Entities and Thor and/or its subsidiaries from time to time (“Other Sale Terms”). The Other Sale Terms shall govern the purchase and sale of Thor Products except to the extent that a provision of this Agreement otherwise applies. In the event of a conflict between the terms and conditions of this Agreement and any Other Sales Terms, including, without limitation, any notice, shipment, specifications, purchase order, sales order, acknowledgment or other document which may be used in connection with any sales of Thor Products to FR Entities, the terms and conditions of this Agreement shall supersede and govern, unless expressly waived in accordance with the terms of this Agreement.
ARTICLE IV
OTHER AGREEMENTS
          Section 4.1 Audit and Inspection. Holdings, FreedomRoads and each other FR Entity shall, and Holdings and FreedomRoads shall cause each other FR Entity to, maintain such books and records as may be reasonably necessary to verify compliance with their obligations under this Agreement. Such books and records shall be open to audit and inspection by Thor and its officers, employees and accountants during normal business hours during the Term and for a period of three (3) years thereafter.
          Section 4.2 Reports. Holdings and FreedomRoads will provide to Thor, as soon as available but in any event within fifteen (15) days after the end of each month during the Term, a written report in reasonable detail setting forth all purchases of RV Products by FR Entities during such month, together with reasonable documentation related thereto, for the purpose of verifying compliance with their obligations under this Agreement.
          Section 4.3 FR Entities. During the Term, Holdings and FreedomRoads will from time to time update Schedule 5.1(d) of this Agreement as necessary to reflect any changes to the lists of FR Dealerships or FR Entities required to be set forth on such schedule within fifteen (15) business days following any such change. Holdings and FreedomRoads shall cause any FR Entity that is not a party to this Agreement to execute an acknowledgement of agreement, in form and substance acceptable to Thor, to join as a party to this Agreement and acknowledge its obligations hereunder, within fifteen (15) business days of becoming an FR Entity.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
          Section 5.1 FR Representations and Warranties. Holdings and FreedomRoads hereby jointly and severally represent and warrant to Thor as of the date hereof that:
               (a) Organization. Each FR Entity is duly formed, validly existing, and in good standing under the laws of the jurisdiction of its creation, formation or organization and there is no pending or, to the knowledge of such FR Entity, threatened action for the dissolution, liquidation, insolvency, or rehabilitation of such FR Entity.
               (b) Authority. Each FR Entity has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery, and performance by such FR Entity of this Agreement has been duly authorized by all necessary action of such FR Entity; and this Agreement has been duly executed and delivered by such FR Entity and is the legal, valid and binding obligation of such FR Entity enforceable against such FR Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting such FR Entity or its assets, or by general principles of equity.
               (c) No Consents; No Violations.
                    (i) No authorization, approval or other action by, and no notice to or filing with, any governmental, regulatory or legal authority or any other Person is required for the due execution, delivery, and performance by such FR Entity of this Agreement (other than (x) such as has been obtained, given, effected or taken prior to the date hereof and (y) routine filings that are informational in nature and made in the ordinary course of business).
                    (ii) The execution, delivery, and performance of this Agreement and the performance by such FR Entity of its obligations hereunder do not and will not result in any breach, violation or contravention of (A) the Organizational Documents of any FR Entity, (B) any law, rule or regulation of any Federal, state or local governmental or regulatory authority applicable to any FR Entity, (C) any order, writ, injunction, judgment, decree or award of any court, arbitrator, or governmental or regulatory authority to which any FR Entity or any of its properties is subject or (D) any mortgage, contract, agreement, deed of trust, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which any FR Entity is a party or by which any of its properties is bound.
               (d) FR Dealerships; FR Entities. Schedule 5.1(d) sets forth a true, correct and complete list of all FR Dealerships, together with the address of each such FR Dealership, and the full legal names of all FR Entities.
          Section 5.2 Thor Representations and Warranties. Thor hereby represents and warrants to Holdings and FreedomRoads as of the date hereof that:
               (a) Organization. Thor is a corporation validly existing and in good standing under the laws of the State of Delaware.
               (b) Authority. Thor has the power and authority to carry on its business as now conducted, to own or hold under lease its properties, and to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery, and performance by Thor of this Agreement has been duly authorized by all necessary action; and this Agreement has been duly executed and delivered by Thor and is the legal, valid and binding obligation of Thor enforceable against Thor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting Thor or its assets, or by general principles of equity.
               (c) No Consents; No Violations.
                    (i) No authorization, approval or other action by, and no notice to or filing with, any governmental, regulatory or legal authority or any other Person is required for the due execution, delivery, and performance by Thor of this Agreement (other than (x) such as has been obtained, given, effected or taken prior to the date hereof and (y) routine filings that are informational in nature and made in the ordinary course of business).
                    (ii) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in any breach, violation or contravention of (i) the Organizational Documents of Thor, (ii) any law, rule or regulation of any Federal, state or local governmental or regulatory authority applicable to Thor, (iii) any order, writ, injunction, judgment, decree or award of any court, arbitrator, or governmental or regulatory authority to which Thor or any of its properties is subject or (iv) any mortgage, contract, agreement, deed of trust, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which Thor is a party or by which any of its properties is bound.
ARTICLE VI
MISCELLANEOUS
          Section 6.1 Entire Agreement. This Agreement, together with any exhibits and schedules attached hereto and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof, including without limitation the Original Agreement.
          Section 6.2 Assignment; Binding Effect. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors (by merger, operation of law, sale of business or assets or otherwise) and permitted assigns of each of the parties hereto. No such assignment shall relieve the assignor from any liability hereunder. No party shall be permitted to assign this Agreement, or any of its rights or obligations hereunder, without the prior written consent of the other parties hereto. Any purported assignment made in violation of this Section 6.2 shall be void and of no force and effect.
          Section 6.3 Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, by facsimile transmission or by electronic mail, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):
If to Thor:
Thor Industries, Inc.
230 Park Avenue
Suite 618
New York, NY 10169
Fax: (212) 370-1759
Attn: Richard E. Riegel, III
and
Thor Industries, Inc.
3080 Windsor Court
Elkhart, IN 46514
Fax: (574) 970-7427
Attn: Christian G. Farman
If to Holdings, FreedomRoads or another FR Entity:
FreedomRoads Holding Company, LLC
Two Marriott Drive
Lincolnshire, IL 60089
Fax: (847) 808-7015
Attn: Marcus Lemonis
and
FreedomRoads Holding Company, LLC
Two Marriott Drive
Lincolnshire, IL 60089
Fax: (847) 808-7015
Attn: Brent Moody
All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter’s confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day, and (v) if sent by electronic mail, upon confirmation of receipt by the addressee. Notices, requests and other communications sent in any other manner, will not be effective.
          Section 6.4 Confidentiality. Each party agrees to, and shall cause its directors, officers, employees, agents, advisors and representatives (“Representatives”) to, hold confidential and not use in any manner detrimental to the other party or any of its subsidiaries all information they may have or obtain concerning such other party or any of its subsidiaries and their respective assets, business, operations, financial performance or prospects (“Confidential Information”); provided, however, that the term “Confidential Information” does not include information that (a) is already in such party’s possession, provided that such information is not subject to another confidentiality agreement with or other obligation of secrecy to any person, (b) is or becomes generally available to the public other than as a result of a disclosure, directly or indirectly, by such party or such party’s Representatives, (c) has been independently developed by such party without violating this Section 6.4 or (d) is or becomes available to such party on a non-confidential basis from a source other than any of the parties hereto or any of their respective Representatives, provided that such source is not known by such party to be bound by a confidentiality agreement with or other obligation of secrecy to any person; provided further, however, that nothing herein shall prevent any party hereto from disclosing Confidential Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (iii) to the extent required by law, regulation or the rules of any stock exchange, (iv) to the extent necessary in connection with any suit, action or proceeding relating to this Agreement or the exercise of any remedy hereunder, and (v) to such party’s Representatives that need to know such information and who agree to keep such information confidential on the terms set forth in this Section (it being understood and agreed that, in the case of clause (i), (ii) or (iii), unless prohibited by law, regulation, or any regulatory authority, to the extent not prohibited by applicable law, such party shall notify the other parties hereto of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any information so disclosed is accorded confidential treatment, when and if available).
          Section 6.5 Governing Law; Jurisdiction. This Agreement, and any disputes hereunder, shall be governed by and construed in accordance with the internal laws of the State of New York. In addition, each party (i) irrevocably and unconditionally consents and submits to the personal jurisdiction of the state and federal courts of the United States of America located in the County of New York, State of New York (and the applicable appeals courts of such courts) solely for the purposes of any suit, action or other proceeding between any of the parties hereto arising out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) waives any claim of improper venue or any claim that such courts are an inconvenient forum for any action, suit or proceeding between any of the parties hereto arising out of this Agreement or any transaction contemplated hereby, (iv) agrees that it will not bring any action relating to this Agreement in any other court and (v) to the fullest extent permitted by law, consents to service being made in accordance with the notice procedures set forth in Section 6.3 hereof.
          Section 6.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE

UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.
          Section 6.7 Amendments. This Agreement shall not be amended, supplemented or modified except by an instrument in writing signed by each of the parties.
          Section 6.8 Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
          Section 6.9 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.
          Section 6.10 No Third-Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.
          Section 6.11 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument, and such counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf) or tagged image file format (.tif). This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
[signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year indicated above.

THOR INDUSTRIES, INC.
By:	/s/ Peter Orthwein
	Name:	Peter Orthwein
	Title:	Vice Chairman

FREEDOMROADS HOLDING COMPANY, LLC
By:	/s/ Brent Moody
	Name:	Brent Moody
	Title:	Executive Vice President

FREEDOMROADS, LLC
By:	/s/ Brent Moody
	Name:	Brent Moody
	Title:	Executive Vice President

[Signature page to Dealer Exclusivity Agreement]

Agreed to and acknowledged by each of the other
FR Entities as of the date first above written:

AMERICAN RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

ARIZONA RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

BLAINE JENSEN RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

BODILY RV, INC.

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

BURNSIDE RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

CAMPING TIME RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President
[Signature page to Dealer Exclusivity Agreement]

CAMPING WORLD RV SALES, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

DUSTY’S CAMPER WORLD, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

EMERALD COAST RV CENTER, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

FOLEY RV CENTER, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

FREEDOMROADS RV, INC.

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

GARY’S RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President
[Signature page to Dealer Exclusivity Agreement]

HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

K&C RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

MEYER’S RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

OLINGER RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

SHIPP’S RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

SIRPILLA RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President
[Signature page to Dealer Exclusivity Agreement]

SOUTHWEST RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

STIER’S RV CENTERS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

STOUT’S RV CENTER, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President

WHEELER RV LAS VEGAS, LLC

By:	/s/ Brent Moody
Name: Brent Moody
Title: Executive Vice President
[Signature page to Dealer Exclusivity Agreement]

EXECUTION COPY
SCHEDULE 5.1(d)
FR Dealerships and FR Entities
AMERICAN RV CENTERS, LLC
      ANTHONY, TX
      ALBUQUERQUEE, NM
ARIZONA RV CENTERS, LLC
      MESA, AZ
BLAINE JENSEN RV CENTERS, LLC
      KAYSVILLE, UT
      DRAPER, UT
BODILY RV, INC.
      MERIDIAN, ID
BURNSIDE RV CENTERS, LLC
      HOUGUTON LAKE, MI
CAMPING TIME RV CENTERS, LLC
      OAKWOOD, GA
      WOODSTOCK, GA
      BYRON, GA
      POOLER, GA
CAMPING WORLD RV SALES, LLC
      DEFOREST (MADISON), WI
      STAFFORD, MO
      COUNCIL BLUFFS, ID
      LITTLE ROCK, AK
DUSTY’S CAMPER WORLD, LLC
      BARTOW, FL
EMERALD COAST RV CENTER, LLC
      ROBERTSDALE, AL
      GULF BREEZE, FL
      MIDWAY (TALLAHASSEE), FL
      DOTHAN, AL
      ST. AUGUSTINE, FL
      FT. MEYERS, FL
FOLEY RV CENTER, LLC
      BURLINGTON, WA
FREEDOMROADS RV, INC.
      ISLAND LAKE, IL
GARY’S RV CENTERS, LLC
      CHICHESTER, NH
HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC
      COLFAX, NC
      STATESVILLE, NC
      SPARTANBURG, SC
      MYRTLE BEACH, SC

      CHARLESTON, SC
      ROANOKE, VA
K&C RV CENTERS, LLC
      LONGMONT, CO
      WHEATRIDGE, CO
      COLORADO SPRINGS, CO
MEYER’S RV CENTERS, LLC
      SYRACUSE, NY
      CHURCHVILLE, NY
      LAKEWOOD, NJ
      HARRISBURG, PA
OLINGER RV CENTERS, LLC
      WOOD VILLAGE, OR
      HILLSBORO, OR
SHIPP’S RV CENTERS, LLC
      CHATTANOOGA, TN
SIRPILLA RV CENTERS, LLC
      AKRON, OH
SOUTHWEST RV CENTERS, LLC
      KATY, TX
      NEW BRAUNFELS, TX
STIER’S RV CENTERS, LLC
      BAKERSFIELD, CA
      VALENCIA, CA
      SAN MARCOS, CA
      SACREMENTO, CA
STOUT’S RV CENTER, LLC
      GREENWOOD, IN
WHEELER RV LAS VEGAS, LLC
      LAS VEGAS, NV